Financial Instruments (Tables)	6 Months Ended
Jun. 30, 2021
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Schedule of Carrying Values and Estimated Values of Financial Instruments
The carrying values and estimated fair values of our financial instruments at June 30, 2021 and December 31, 2020 are as follows:

		June 30, 2021		December 31, 2020
(in thousands of $)	Fair value hierarchy	Carrying value	Fair value	Carrying value	Fair value
Non-Derivatives:
Cash and cash equivalents	Level 1	207,272	207,272	127,691	127,691
Restricted cash and short-term deposits	Level 1	131,268	131,268	163,181	163,181
Investment in listed equity securities (1)	Level 2	658,779	658,779	—	—
Current portion of long-term debt and short-term debt (2)(3)	Level 2	(933,966)	(933,966)	(984,510)	(984,510)
Short-term debt - convertible bonds (3)	Level 2	(391,815)	(399,240)	—	—
Long-term debt - convertible bonds (3)	Level 2	—	—	(383,740)	(366,581)
Long-term debt (3)	Level 2	(1,080,217)	(1,080,217)	(1,011,281)	(1,011,281)

Derivatives:
Oil derivative instrument(4)(5)	Level 2	81,730	81,730	540	540
Interest rate swaps liability (4)(6)	Level 2	(27,512)	(27,512)	(44,315)	(44,315)
Foreign exchange swaps liability (4)	Level 2	—	—	(1,310)	(1,310)

(1) Investment in listed equity securities refers to our 18.6 million NFE Shares (note 9). The fair value was calculated using the NFE closing share price as at June 30, 2021 discounted at 6.64% using an option pricing valuation model to quantify the discount for the lack of marketability during the holding period, resulting in a valuation of $658.8 million. The fair value above excludes the dividend receivable from NFE, amounting to $1.9 million.
(2) The carrying amounts of our short-term debt approximate their fair values because of the near term maturity of these instruments.
(3) Our debt obligations are recorded at amortized cost in the consolidated balance sheets. The amounts presented in the table above are gross of the deferred finance charges amounting to $26.4 million and $28.7 million at June 30, 2021 and December 31, 2020, respectively.
(3) The fair value of certain derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, closing quoted market prices and our creditworthiness and that of our counterparties.
(4) Derivative liabilities are captured within other current liabilities and derivative assets are generally captured within other current assets and non-current assets on the balance sheet.
(5) The fair value of the oil derivative instrument was determined using the estimated discounted cash flows of the additional payments due to us as a result of oil prices moving above a contractual oil price floor over the term of the LTA. Significant inputs used in the valuation of the oil derivative include management’s estimate of an appropriate discount rate and the length of time to blend the long-term and short-term oil prices obtained from quoted prices in active markets.
(6) The fair value of certain derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, closing quoted market prices and our creditworthiness and that of our counterparties.
Schedule of Designated Cash Flow Hedges
As of June 30, 2021, we were party to the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR as summarized below:

Instrument (in thousands of $)	Notional value	Maturity dates	Fixed interest rates
Interest rate swaps:
Receiving floating, pay fixed	480,000	2024 to 2029	1.69% - 2.37%